UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2015

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 4, 2015, InfraREIT, Inc. (the “Registrant” and, together with its subsidiaries following the Reorganization (as defined below), the “Company”) completed its initial public offering (the “Offering”) of 23,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”), including 3,000,000 shares pursuant to the underwriters’ exercise of their option to purchase additional shares of Common Stock from the Registrant, at a price to the public of $23.00 per share (the “IPO Price”), pursuant to a Registration Statement on Form S-11, as amended (File No. 333-201106) (the “Registration Statement”), initially filed by the Registrant with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on December 19, 2014, including a prospectus (the “Prospectus”) filed with the Commission on February 2, 2015 pursuant to Rule 424(b) promulgated under the Securities Act. Immediately following the closing of the Offering, the Registrant consummated certain reorganization transactions (collectively, the “Reorganization”) as a result of which, among other things, the Registrant became the general partner of InfraREIT Partners, LP (the “Operating Partnership”). All of the Company’s assets are held by, and all of the Company’s business activities, including all activities pertaining to the acquisition or disposition of properties, are conducted through the Operating Partnership, either directly or through its subsidiaries, including Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”).

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

In connection with the Offering, on January 29, 2015, the Registrant entered into a merger and transaction agreement, dated as of January 29, 2015 (the “Merger Agreement”), with the Operating Partnership and InfraREIT, L.L.C. (the “LLC”). Pursuant to the Merger Agreement, immediately following the closing of the Offering, the LLC merged with and into the Registrant (the “Merger”) and (1) holders of 8,000,000 common shares of the LLC received cash consideration of $21.551 (representing the IPO Price net of underwriting discounts and fees) for each such common share, (2) holders of the remaining 19,617,755 of the LLC’s common shares received one share of Class A common stock of the Registrant, par value $0.01 per share (“Class A Common Stock”), for each such common share and (3) holders of the 25,145 Class C shares of the LLC received one share of Class C common stock of the Registrant, par value $0.01 per share (“Class C Common Stock” and, together with the Class A Common Stock, the “Classified Stock”), for each such Class C common share. In addition, the Registrant and certain other parties consummated the other steps of the Reorganization set forth in the Merger Agreement, as more specifically described below and in the section of the Prospectus entitled “Description of Our Capital Stock—Reorganization,” which section is incorporated herein by reference.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Structuring Fee Agreement

In connection with the Offering, on January 29, 2015, the Registrant entered into a structuring fee agreement (the “Structuring Fee Agreement”) with Hunt-InfraREIT, L.L.C. (“Hunt-InfraREIT”). Pursuant to the Structuring Fee Agreement, the Registrant issued 1,700,000 shares of Common Stock to Hunt-InfraREIT as a one-time reorganization advisory fee immediately prior to the effectiveness of the Registration Statement in consideration for Hunt’s restructuring assistance in connection with the Reorganization and the Offering.

The foregoing description of the Structuring Fee Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Structuring Fee Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Hunt Redemption Agreement

In connection with the Offering, on January 29, 2015, the Registrant entered into a redemption agreement (the “Hunt Redemption Agreement”) with Hunt-InfraREIT, pursuant to which the Registrant agreed to satisfy Hunt-InfraREIT’s election to redeem 1,551,878 Class A units representing partnership interests in the Operating Partnership (“Class A OP Units”) in exchange for the issuance of 1,551,878 shares of Common Stock (the “Redemption Shares”). Pursuant to the Merger Agreement and the Hunt Redemption Agreement, the Registrant issued the Redemption Shares to Hunt-InfraREIT immediately following the consummation of the Offering.

The foregoing description of the Hunt Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Hunt Redemption Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Trust Purchase Agreement

In connection with the Offering, on January 29, 2015, the Registrant entered into a share purchase agreement (the “Trust Purchase Agreement”) with Westwood Trust, as trustee of a trust for the benefit of a charitable beneficiary (“Westwood Trust”). Pursuant to the Trust Purchase Agreement, concurrently with the Merger, the Registrant purchased the 6,242,999 common shares in the LLC held by Westwood Trust in consideration for the issuance of a promissory note in the principal amount of $66,517,480 (the “ES Note”). Westwood Trust then immediately transferred the ES Note to Marubeni Corporation (“Marubeni”) in compliance with the LLC’s governing documents.

The foregoing description of the Trust Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Trust Purchase Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Unit Subscription Agreement

In connection with the Offering, on January 29, 2015, the Registrant and the Operating Partnership entered into a unit subscription agreement (the “Unit Subscription Agreement”) with MC Transmission Holdings, Inc. (“MC Transmission”), an affiliate of Marubeni. Pursuant to the Unit Subscription Agreement, MC Transmission purchased 3,325,874 common units representing partnership interests in the Operating Partnership (“Common Units”) from the Operating Partnership immediately following the consummation of the Merger in exchange for the assignment of the ES Note to the Operating Partnership.

The foregoing description of the Unit Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Unit Subscription Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

InfraREIT Redemption Agreement

In connection with the Offering, on January 29, 2015, the Registrant entered into a redemption agreement (the “InfraREIT Redemption Agreement”) with the Operating Partnership, pursuant to which the Registrant agreed to transfer to the Operating Partnership for redemption 6,242,999 Class A OP Units (the “Redeemed Units”) in exchange for the ES Note to the Registrant. The Class A OP Units were redeemed immediately upon the Operating Partnership’s acquisition of the ES Note, and the ES Note was then immediately cancelled.

The foregoing description of the InfraREIT Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the InfraREIT Redemption Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated herein by reference.

Release Agreement

In connection with the Offering, on January 29, 2015, the Registrant, the Operating Partnership and the LLC entered into a general release agreement (the “Release Agreement”) with Hunt Developer (as defined below), Marubeni, John Hancock Life Insurance Company (U.S.A.), OpTrust Infrastructure N.A. Inc., OPTrust N.A. Holdings Trust and Teachers Insurance and Annuity Association of America (collectively, the “Founding Investors”), pursuant to which, effective upon the consummation of the Merger, each party to the release agreement agreed to release certain claims against certain other parties and their affiliates arising out of the events giving rise to the transfer of common shares of the LLC previously held by Marubeni to a trust for the benefit of a charitable beneficiary.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Release Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

Development Agreement

In connection with the Offering, on January 29, 2015, the Registrant and the Operating Partnership entered into a development agreement (the “Development Agreement”) with Hunt-InfraREIT and Hunt Transmission Services, L.L.C. (“Hunt Developer”), which became effective as of the closing of the Offering and the Reorganization (collectively, the “Closing”). As more fully described in the section of the Prospectus entitled “Certain Relationships and Related Transactions—Arrangements with Hunt—Development Agreement,” which section is incorporated herein by reference, pursuant to the Development Agreement, the Company has the exclusive right to continue to fund the construction of Footprint Projects, which are defined under the Development Agreement as transmission or distribution projects primarily situated within the Company’s distribution service territory, or that physically hang from the Company’s existing transmission assets, such as the addition of another circuit to the Company’s existing transmission lines, or that are physically located within one of the Company’s substations. ROFO Projects are defined under the Development Agreement to consist of identified projects that are being developed by Hunt Developer, Sharyland Utilities and other affiliates of Hunt Consolidated, Inc. (“Hunt”).

The foregoing description of the Development Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Development Agreement, a copy of which is filed as Exhibit 10.7 to this Current Report and is incorporated herein by reference.

Management Agreement

In connection with the Offering, on January 29, 2015, the Registrant and the Operating Partnership entered into a management agreement (the “Management Agreement”) with Hunt-InfraREIT and Hunt Utility Services, L.L.C. (“Hunt Manager”), which became effective as of the Closing. As more fully described in the section of the Prospectus entitled “Our Manager and Management Agreement—Management Agreement,” which section is incorporated herein by reference, pursuant to the Management Agreement, Hunt Manager will manage the day-to-day operations of the Company and will be responsible for presenting to the Company and managing its investment opportunities, conducting its investor relations, implementing its financial policies and practices and generally administering its day-to-day operations.

The foregoing description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Management Agreement, a copy of which is filed as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Offering, on January 29, 2015, the Registrant entered into an amended and restated registration rights and lock-up agreement (the “Registration Rights Agreement”) with each of the persons listed on Schedule A thereto, including the Founding Investors, W. Kirk Baker, the chairman of the Registrant’s board of directors (the “Board”), and

Benjamin D. Nelson, senior vice president and general counsel of the Registrant. As more fully described in the section of the Prospectus entitled “Description of Our Capital Stock—Registration Rights,” which section is incorporated herein by reference, pursuant to the Registration Rights Agreement, the Registrant has agreed to use its commercially reasonable efforts to register the shares held by the parties to the Registration Rights Agreement, as well as permitted assignees and transferees of such shares, on the first anniversary of the completion of the Offering or as soon as possible thereafter. The Registrant has also agreed to effect up to four underwritten offerings upon notice by parties holding at least 10% of the securities subject to the Registration Rights Agreement, subject to certain limitations. In addition, if the Registrant proposes to register shares of Common Stock in a manner that would permit registration of the shares covered by the Registration Rights Agreement, each holder of such shares will have the right, subject to certain limitations, to register all or part of the shares covered by the Registration Rights Agreement held by such holder.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.9 to this Current Report and is incorporated herein by reference.

Lock-Up Agreement

In connection with the Offering, on January 29, 2015, the Registrant and the Operating Partnership entered into a lock-up agreement (the “Lock-Up Agreement”) with Hunt-InfraREIT and Hunt, which became effective as of the Closing. As more fully described in the section of the Prospectus entitled “Certain Relationships and Related Transactions—Arrangements with Hunt—Lock-Up Agreement with InfraREIT, Inc.,” which section is incorporated herein by reference, pursuant to the Lock-Up Agreement, Hunt has agreed that, subject to limited exceptions, it will not transfer or sell the equity interests it holds in the Registrant and the Operating Partnership (including shares of Common Stock issued by the Registrant upon redemption of such equity interests) for an agreed upon period following the Offering. The Lock-Up Agreement will terminate upon the termination or non-renewal of the Management Agreement and the Development Agreement.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lock-Up Agreement, a copy of which is filed as Exhibit 10.10 to this Current Report and is incorporated herein by reference.

Third Amended and Restated Company Agreement of SDTS and Delegation Agreement

In connection with the Offering and the Reorganization, on January 29, 2015, Transmission and Distribution Company, L.L.C., which is a wholly-owned subsidiary of the Operating Partnership, and Sharyland Utilities, L.P. (“Sharyland Utilities”) entered into the Third Amended and Restated Company Agreement of SDTS (the “SDTS Company Agreement”), which became effective as of the Closing. Concurrently with the execution of the SDTS Company Agreement, the Registrant and Sharyland Utilities entered into a delegation agreement (the “Delegation Agreement”) pursuant to which Sharyland Utilities delegated certain authority that Sharyland Utilities holds as managing member of SDTS to the Registrant. A summary of the SDTS Company Agreement and the Delegation Agreement is included in the section of the Prospectus entitled “SDTS Company Agreement and Delegation Agreement,” which section is incorporated herein by reference.

The foregoing descriptions of the SDTS Company Agreement and the Delegation Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the SDTS Company Agreement and the Delegation Agreement, copies of which are filed as Exhibits 10.11 and 10.12 to this Current Report and are incorporated herein by reference.

Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership

In connection with the Offering and the Reorganization, on February 4, 2015, the Registrant and the LLC entered into the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) with Hunt-InfraREIT and the other persons whose names are set forth on the partner registry as limited partners, which became effective as of the Closing. A summary of the Partnership Agreement is included in the section of the Prospectus entitled “The Operating Partnership and the Partnership Agreement,” which section is incorporated herein by reference.

The foregoing description of the Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Partnership Agreement, a copy of which is filed as Exhibit 10.13 to this Current Report and is incorporated herein by reference.

Relationships

As more fully described in the section of the Prospectus entitled “Certain Relationships and Related Transactions,” which section is incorporated herein by reference, Hunt indirectly owns Hunt Manager, Hunt Developer and Hunt-InfraREIT, which is deemed to be a beneficial owner of more than 5% of the Registrant’s Common Stock as a result of its ownership of units representing partnership interests in the Operating Partnership. Ray L. Hunt and Hunter L. Hunt may each also be deemed to be a beneficial owner of more than 5% of the Registrant’s Common Stock through their indirect control of Hunt. Additionally, Sharyland, the Company’s sole tenant, is privately-owned by Hunter L. Hunt and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Finally, each of the Founding Investors is a beneficial owner of more than 5% of the Registrant’s Common Stock.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report under the heading “Merger Agreement” regarding the Merger is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report under the headings “Merger Agreement,” “Structuring Fee Agreement,” “Hunt Redemption Agreement” and “Unit Subscription Agreement” regarding the issuance and sale of (i) shares of Classified Stock to the LLC’s shareholders (the “Existing Investors”) pursuant to the Merger, (ii) shares of Common Stock and Common Units to Hunt-InfraREIT pursuant to the Structuring Fee Agreement and Hunt Redemption Agreement, respectively, and (iii) Common Units to MC Transmission pursuant to the Unit Subscription Agreement is incorporated herein by reference. In addition, upon completion of the Offering, the Operating Partnership granted an aggregate of 28,000 profit interest units in the Operating Partnership to each director of the Registrant other than David Campbell and Hunter Hunt pursuant to the Registrant’s equity incentive plan. Certain of the foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof. The Registrant believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As described above, upon the Merger, the Registrant succeeded the LLC as the general partner of the Operating Partnership, and the business of the LLC and its subsidiaries became the business of the Registrant. Accordingly, prior to the consummation of the Offering, the Board approved, effective upon the Merger, on February 4, 2015, the engagement of Ernst & Young LLP (“EY”) as the Registrant’s independent registered accounting firm for the year ending December 31, 2015 and will dismiss KPMG LLP (“KPMG”), which is currently serving as the Registrant’s independent auditors, upon completion of their audit of the Registrant’s financial statements as of and for the year ended December 31, 2014 and the issuance of their report thereon.

During the two fiscal years ended December 31, 2013 and 2012, and through February 4, 2015, the Registrant has not consulted with EY regarding the application of accounting principles to any proposed transaction or the rendering of any audit opinion on the Registrant’s consolidated financial statements.

The audit reports of KPMG on the Registrant’s consolidated financial statements for the past two years ended December 31, 2013 and 2012 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years ended December 31, 2013 and 2012, and through February 4, 2015, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports for such years; and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided KPMG with a copy of the foregoing disclosures, and KPMG has furnished the Registrant with a letter addressed to the Commission. A copy of such letter is attached as Exhibit 16.1 to this Current Report and is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Prior to the Offering, the Registrant was an indirect wholly-owned subsidiary of Hunt. As a result of the Offering and the Reorganization, the Registrant is a publicly traded company with shares listed on the New York Stock Exchange and, as more fully described in the section of the Prospectus entitled “Description of Our Capital Stock—Reorganization,” which section is incorporated herein by reference, the Existing Investors also acquired shares of Common Stock and/or Classified Stock of the Registrant. As a result, the Existing Investors own approximately 43.0% of outstanding capital stock of the Registrant, Hunt-InfraREIT owns approximately 6.9% of the outstanding capital stock of the Registrant and public stockholders own approximately 50.1% of the outstanding capital stock of the Registrant. On a fully-diluted basis, assuming all of the units representing partnership interests in the Operating Partnership were exchanged for shares of the Registrant’s Common Stock on a one-for-one basis, the Existing Investors and other pre-Offering holders of units representing partnership interests in the Operating Partnership continue to own approximately 38.1% of the Company, Hunt-InfraREIT continues to own approximately 23.9% of the Company and public stockholders own approximately 38.0% of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the time the Registration Statement was declared effective by the Commission, the Board consisted of W. Kirk Baker, David Campbell and Hunter L. Hunt. Effective as of January 29, 2015, by resolution of the Board, the size of the Board was increased to nine members and John Gates, Storrow M. Gordon, Trudy A. Harper, Harold (Hal) R. Logan, Jr., Harvey Rosenblum and Ellen C. Wolf (collectively, the “Independent Directors”) were elected to fill the resulting vacancies. Also effective as of January 29, 2015, the Board established three standing committees of the Board, the Audit Committee, the Compensation, Nominating and Corporate Governance Committee and the Conflicts Committee, and appointed the directors to serve on each such committee. As a result of the foregoing, and following the classification of the Board pursuant to Articles of Amendment and Restatement filed on February 3, 2015, the Board is comprised as follows:

Director	Class	Committees
W. Kirk Baker‡	Class III (expiring 2018)	—
David Campbell	Class I (expiring 2016)	—
John Gates	Class III (expiring 2018)	Audit; Conflicts
Storrow M. Gordon	Class I (expiring 2016)	Compensation, Nominating and Corporate Governance; Conflicts*
Trudy A. Harper	Class I (expiring 2016)	Compensation, Nominating and Corporate Governance; Conflicts
Hunter L. Hunt	Class II (expiring 2017)	—
Harold (Hal) R. Logan, Jr.†	Class III (expiring 2018)	Audit; Compensation, Nominating and Corporate Governance*; Conflicts
Harvey Rosenblum	Class II (expiring 2017)	Audit; Conflicts
Ellen C. Wolf	Class II (expiring 2017)	Audit*; Conflicts

‡	Denotes Chairman of the Board.
†	Denotes Lead Director of the Board.
*	Denotes committee chair.

Biographical information of each of the Independent Directors can be found in the section of the Prospectus entitled “Management—Executive Officers, Directors and Director Nominees,” which section is incorporated herein by reference. There are no arrangements or understandings between any of the Independent Directors and any other person pursuant to which the Independent Directors were elected to the Board. The Registrant intends to pay director compensation to each of its directors other than Messrs. Campbell and Hunt, including each Independent Director, as set forth in the section of the Prospectus entitled “Management—Director Compensation,” which section is incorporated herein by reference, and has entered into indemnification agreements with each of its directors, including the Independent Directors, as described in the section of the Prospectus entitled “Management—Indemnification,” which section is incorporated herein by reference. There are no transactions or relationships between any of the Independent Directors and the Registrant that are reportable under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 29, 2015, the Registrant issued a press release announcing the pricing of the shares of Common Stock to be issued and sold pursuant to the Offering. On February 2, 2015, the Registrant issued a press release announcing the underwriters’ exercise of their option to purchase additional shares of Common Stock from the Registrant. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Merger and Transaction Agreement, dated as of January 29, 2015, by and among InfraREIT, L.L.C., InfraREIT, Inc. and InfraREIT Partners, LP

10.1	—	Structuring Fee Agreement, dated as of January 29, 2015, by and between InfraREIT, Inc. and Hunt-InfraREIT, L.L.C.

10.2	—	Redemption Agreement, dated as of January 29, 2015, by and among Hunt-InfraREIT, L.L.C., InfraREIT, Inc. and InfraREIT Partners, LP

10.3	—	Share Purchase Agreement, dated as of January 29, 2015, by and between InfraREIT, Inc. and Westwood Trust, as Trustee

10.4	—	Unit Subscription Agreement, dated as of January 29, 2015, by and between InfraREIT Partners, LP and MC Transmission Holdings, Inc.

10.5	—	Redemption Agreement, dated as of January 29, 2015, by and between InfraREIT, Inc. and InfraREIT Partners, LP

10.6	—	General Release Agreement, dated as of January 29, 2015, by and among Hunt Transmission Services, L.L.C., InfraREIT, L.L.C., InfraREIT Partners, LP, InfraREIT, Inc., John Hancock Life Insurance Company (U.S.A.), Marubeni Corporation, OpTrust Infrastructure N.A. Inc., OPTrust N.A. Holdings Trust and Teachers Insurance and Annuity Association of America

10.7	—	Development Agreement, dated as of January 29, 2015, by and among Hunt Transmission Services, L.L.C., Sharyland Utilities, L.P., InfraREIT Partners, LP and InfraREIT, Inc.

10.8	—	Management Agreement, dated as of January 29, 2015, by and among Hunt Utility Services, L.L.C., InfraREIT Partners, LP and InfraREIT, Inc.

10.9	—	InfraREIT, Inc. Amended and Restated Registration Rights Agreement, dated as of January 29, 2015, by and among InfraREIT, Inc. and each of the persons listed on Schedule A thereto

10.10	—	Lock-Up Agreement, dated as of January 29, 2015, by and among InfraREIT, Inc., InfraREIT Partners, LP, Hunt-InfraREIT, L.L.C. and Hunt Consolidated, Inc.

10.11	—	Third Amended and Restated Company Agreement of Sharyland Distribution & Transmission Services, L.L.C., dated as of January 29, 2015, by and between Sharyland Utilities, L.P. and Transmission and Distribution Company, L.L.C.

10.12	—	Delegation Agreement, dated as of January 29, 2015, by and between Sharyland Utilities, L.P. and InfraREIT, Inc.

10.13	—	Second Amended and Restated Agreement of Limited Partnership of InfraREIT Partners, LP, dated as of January 29, 2015, by and among InfraREIT, Inc., InfraREIT, L.L.C., Hunt-InfraREIT, L.L.C. and the other persons whose names are set forth on the partner registry as limited partners

16.1	—	Letter from KPMG LLP to the Securities and Exchange Commission, dated February 4, 2015

99.1	—	Press release, dated January 29, 2015

99.2	—	Press release, dated February 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: February 4, 2015	By:	/s/ Benjamin D. Nelson
Benjamin D. Nelson
Senior Vice President and
General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Merger and Transaction Agreement, dated as of January 29, 2015, by and among InfraREIT, L.L.C., InfraREIT, Inc. and InfraREIT Partners, LP

10.1	—	Structuring Fee Agreement, dated as of January 29, 2015, by and between InfraREIT, Inc. and Hunt-InfraREIT, L.L.C.

10.2	—	Redemption Agreement, dated as of January 29, 2015, by and among Hunt-InfraREIT, L.L.C., InfraREIT, Inc. and InfraREIT Partners, LP

10.3	—	Share Purchase Agreement, dated as of January 29, 2015, by and between InfraREIT, Inc. and Westwood Trust, as Trustee

10.4	—	Unit Subscription Agreement, dated as of January 29, 2015, by and between InfraREIT Partners, LP and MC Transmission Holdings, Inc.

10.5	—	Redemption Agreement, dated as of January 29, 2015, by and between InfraREIT, Inc. and InfraREIT Partners, LP

10.6	—	General Release Agreement, dated as of January 29, 2015, by and among Hunt Transmission Services, L.L.C., InfraREIT, L.L.C., InfraREIT Partners, LP, InfraREIT, Inc., John Hancock Life Insurance Company (U.S.A.), Marubeni Corporation, OpTrust Infrastructure N.A. Inc., OPTrust N.A. Holdings Trust and Teachers Insurance and Annuity Association of America

10.7	—	Development Agreement, dated as of January 29, 2015, by and among Hunt Transmission Services, L.L.C., Sharyland Utilities, L.P., InfraREIT Partners, LP and InfraREIT, Inc.

10.8	—	Management Agreement, dated as of January 29, 2015, by and among Hunt Utility Services, L.L.C., InfraREIT Partners, LP and InfraREIT, Inc.

10.9	—	InfraREIT, Inc. Amended and Restated Registration Rights Agreement, dated as of January 29, 2015, by and among InfraREIT, Inc. and each of the persons listed on Schedule A thereto

10.10	—	Lock-Up Agreement, dated as of January 29, 2015, by and among InfraREIT, Inc., InfraREIT Partners, LP, Hunt-InfraREIT, L.L.C. and Hunt Consolidated, Inc.

10.11	—	Third Amended and Restated Company Agreement of Sharyland Distribution & Transmission Services, L.L.C., dated as of January 29, 2015, by and between Sharyland Utilities, L.P. and Transmission and Distribution Company, L.L.C.

10.12	—	Delegation Agreement, dated as of January 29, 2015, by and between Sharyland Utilities, L.P. and InfraREIT, Inc.

10.13	—	Second Amended and Restated Agreement of Limited Partnership of InfraREIT Partners, LP, dated as of January 29, 2015, by and among InfraREIT, Inc., InfraREIT, L.L.C., Hunt-InfraREIT, L.L.C. and the other persons whose names are set forth on the partner registry as limited partners

16.1	—	Letter from KPMG LLP to the Securities and Exchange Commission, dated February 4, 2015

99.1	—	Press release, dated January 29, 2015

99.2	—	Press release, dated February 2, 2015